SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

May 16, 2002

(Date of Earliest Event Reported)

ZURICKIRCH CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	87-0631750
(State or Other Jurisdiction of incorporation or organization)	(IRS Employer ID No.)

333-42936

(Commission File No.)

3960 Howard Hughes Parkway, 5th Floor, Las Vegas, NV 84124

(Address of Principal Executive Offices)

801-750-1511

(Issuer's Telephone Number, including Area Code)

Item 1. Changes in Control of Registrant.

Pursuant to the acquisition set forth in Item 2, below, the following individuals shall control the Registrant:

Name	Title	Shares controlled
Douglas Dixon	President	18,000,000

Item 2. Acquisition or Disposition of Assets.

Pursuant to a majority consent of the outstanding shares of the Company, an Agreement and Plan of Reorganization between Aspect Semiquip International, Inc., an Arizona corporation, and the Company, was executed, pursuant to which 18,000,000 shares of the Company shall be exchanged for 1,750,000 shares of Aspect Semiquip International, Inc., on May 16, 2002.

Item 3. Bankruptcy or Receivership.

None; not applicable.

Item 4. Changes in Registrant's Certifying Accountant.

None; not applicable.

Item 5. Other Events.

None; not applicable.

Item 6. Resignations of Directors and Executive Officers.

None; not applicable

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

To be filed within 60 days.

(b) Pro Forma Financial Information.

To be filed within 60 days.

(c) Exhibits.

Exhibit Number Description of Exhibit

99 Agreement and Plan of Reorganization

* Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

Item 8. Change in Fiscal Year.

None; not applicable.

Item 9. Sales of Equity Securities Pursuant to Regulation S.

None; not applicable.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ZURICKIRCH CORP.

Date: May 20, 2002 By: /s/ John Chris Kirch

John Chris Kirch

Chief Executive Officer, Chief Financial Officer and Director